Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 9 – COMMITMENTS AND CONTINGENT LIABILITIES

The Company is required to pay royalties to the State of Israel (represented by the Israeli Innovation Authority (the “IIA”)), computed on the basis of proceeds from the sale or license of products for which development was supported by IIA grants. These royalties are generally 3% - 5% of sales until repayment of 100% of the grants (linked to the dollar) received by the Company plus annual interest at a LIBOR-based rate.

The gross amount of grants received by the Company from the IIA, including accrued interest as of June 30, 2022, was approximately $8.9 million. As of June 30, 2022, the Company had not paid any royalties to the IIA.

In January 2022, the Company submitted a new grant application to the IIA to approve the expenditure of $4.8 million of its clinical development program for the prevention of cytokine storms and organ dysfunction associated with sepsis for a period commencing January 1, 2022 and ending December 31, 2022 (the “2022 Sepsis Grant Application”). In May 2020, the IIA selected this program to receive a non-dilutive grant of approximately $1.0 million for expenses associated with the Company’s ongoing sepsis clinical Phase II trial.